SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               PS FINANCIAL, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check  box  if  any part of the fee is offset as  provided  by  Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

PS FINANCIAL, INC.
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                  SUPPORT YOUR COMPANY'S RECOMMENDATION FOR THE
                 RE-ELECTION OF CANDIDATES JEANINE M. MCINERNEY
                                AND ROCCO DIIORIO

              RETURN THE WHITE PROXY CARD AND DISCARD THE BLUE ONE!

                                                                  April 20, 2000

Dear Fellow Shareholders:

         Over the last three years, the board of directors has presided over a period of extraordinary growth.

         o Diluted earnings per share grew at a compound annual rate of 48.2% compared to 10.7% for our peers.

         o Return on average equity grew at a compound annual rate of 65.1% compared to a median of 8.6% for our peers.

         o Total assets have grown at a 17.7% compound annual rate, compared to a median growth rate of 9.8% for our peers.

         o Loans have grown at a 39.4% compound annual rate compared to a median growth rate of 18.2% for our peers.

         o Deposits have grown at a 24.5% compound annual rate compared to a median growth rate of 7.4% for our peers.

         WE BELIEVE THIS HAS SIGNIFICANTLY INCREASED THE VALUE OF YOUR COMPANY.

         You have recently been  receiving mail from a group calling itself Paul
J. Duggan and the Committee to enhance Shareholder Value.

         This committee, consisting only of Mr. Duggan, is NOT associated with your Company. Mr. Duggan wants you to elect him to your Board of Directors and sell your Company at the wrong time.

         YOUR BOARD IS NOT OPPOSED TO SELLING THE COMPANY. WE SIMPLY BELIEVE THAT NOW IS NOT THE RIGHT TIME TO SELL. The stock market is in turmoil and we are strong, profitable and growing rapidly. We urge you to support our plan and grow with us.

         Our performance has been EXCEPTIONAL and is CONTINUING. We believe this is the best way to increase the value of your, and our investment.

         We thank you for your continued support. Please sign, date and return only the WHITE proxy card.

                                           Sincerely,

                                           /s/ Kimberly P. Rooney

                                           Kimberly P. Rooney
                                           President and Chief Executive Officer

P.S. PLEASE RETURN THE WHITE PROXY CARD AND DISCARD THE BLUE ONE!

         If you own shares in "street name," please contact your bank or broker and direct them to vote "FOR" your Board's nominees and the appointment of auditors and "AGAINST" the shareholder proposal on the WHITE proxy card.

         If you have any questions on how to vote your shares, please call our proxy solicitor, Regan and Associates, Inc. at 1-800-737-3426. If you have any questions about our goals or our progress, please feel free to call us directly at (773) 376-3800.

                                 REVOCABLE PROXY

                               PS FINANCIAL, INC.

                         Annual Meeting of Stockholders
                                   May 3, 2000


         The undersigned hereby appoints the Board of Directors of PS Financial, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on May 3, 2000 at 11:00 a.m., and at any and all adjournments thereof, as follows:

I.     The election as directors of all nominees listed below.
                   ---                            ---
                   --- FOR                        ---  WITHHELD

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                     JEANINE M. McINERNEY         ROCCO DIIORIO

II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 2000.

                   ---            ---                 ---
                   --- FOR        --- AGAINST         ---  ABSTAIN

       The Board of Directors recommends a vote "FOR" each of the nominees listed above and the ratification of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 2000.

III.   Stockholder Proposal

                   ---            ---                 ---
                   --- FOR        --- AGAINST         ---  ABSTAIN


        The Board of Directors recommends a vote "AGAINST" Proposal III.

                (continued and to be signed on the reverse side)

       In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS I AND II AND AGAINST PROPOSAL III. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 31, 2000 and the Company's Annual Report to Stockholders for the fiscal year ending December 31, 1999.

                                             Dated:
                                                    ----------------------------


                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER


                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.